UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2013
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, Oklahoma 73114
(Address of principal executive offices and zip code)
(405) 600-0711
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On January 2, 2013, GMX Resources Inc. (the “Company”) and Computershare Trust Company, N.A. entered into Amendment No. 3 (the “Rights Amendment”) to the Rights Agreement dated as of May 17, 2005 between GMX Resources Inc. and Computershare Trust Company, N.A., as successor rights agent to UMB Bank, n.a., as Rights Agent (the “Rights Plan”). The Rights Amendment amends the Rights Plan such that the number of preferred share purchase rights associated with each share of common stock then outstanding, or issued or delivered after the effective time of the Company’s reverse stock split to be effective on January 3, 2013 (the “Reverse Stock Split”), shall not be proportionately adjusted in accordance with the Rights Plan. As a result, one right will continue to be associated with each share of common stock after giving effect to the Reverse Stock Split.
A copy of the Amendment is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
On January 2, 2013, the Company executed an Amendment to Certificate of Designation of Series A Junior Participating Preferred Stock (the “Designation Amendment”). The Designation Amendment amends the Certificate of Designation of Series A Junior Participating Preferred Stock of the Company, dated May 16, 2005 such that no adjustment shall be made to the Adjustment Number (as defined therein) in connection with the Company’s Reverse Stock Split effective on January 3, 2013.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.
A copy of the Designation Amendment is being filed as Exhibit 3.1 hereto and is incorporated herein by reference.
ITEM 8.01    OTHER EVENTS.
In connection with the Reverse Stock Split on January 3, 2013, the Company has given notices of adjustment to the Conversion Rate for the Company’s 5.0% Convertible Notes due 2013 and the 4.50% Convertible Senior Notes due 2015. The Conversion Rate for the Company’s 5.0% Convertible Notes due 2013 is adjusted from 30.7692 to 2.3669. The Conversion Rate for the Company’s 4.50% Convertible Notes due 2015 is adjusted from 53.3333 to 4.1026. The adjusted Conversion Rate noted above for the 4.50% Convertible Notes includes the correction of a scrivener’s error in the supplemental indenture that incorrectly transposed numerators and denominators of “OS0/OS1“ rather than the correct “OS1/OS0” in the formula.

ITEM 9.01    FINANCIALS STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit
Number	Description

3.1	Amendment to Certificate of Designation of Series A Junior Participating Preferred Stock dated January 2, 2013.

4.1	Amendment No. 3 to Rights Agreement between GMX Resources Inc. and Computershare Trust Company, N.A., as successor rights agent to UMB Bank, n.a., as Rights Agent dated as of January 2, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.
Date: January 4, 2013	By: /s/ James A. Merrill Name: James A. Merrill Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment to Certificate of Designation of Series A Junior Participating Preferred Stock dated January 2, 2013.

4.1	Amendment No. 3 to Rights Agreement between GMX Resources Inc. and Computershare Trust Company, N.A., as successor rights agent to UMB Bank, n.a., as Rights Agent dated as of January 2, 2013.